Exhibit 10.1

PURCHASE AGREEMENT

December 5, 2025

[Purchaser Name]

[Purchaser Address]

Ladies and Gentlemen:

Introductory. Gray Media, Inc. (f/k/a Gray Television, Inc.), a Georgia corporation (the “Company”), proposes to issue and sell (the “Sale”) to the [Purchaser] and its affiliates signatory hereto (collectively, the “Purchasers”), $[ ] aggregate principal amount of the Company’s 9.625% Senior Secured Second Lien Notes due 2032 (the “Additional Notes”) in connection with its offering of $250,000,000 total aggregate principal amount of Additional Notes.

The Purchasers understand that the Sale is being made without registration under the Securities Act of 1933, as amended (the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), or any securities laws of any state of the United States or of any other jurisdiction, and that the Sale is only being made to investors who are institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act that are also “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The Securities (as defined below) will be issued pursuant to that certain indenture, dated as of July 18, 2025 (the “Base Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “2L Collateral Agent”), as supplemented by a supplemental indenture, to be dated as of the Closing Date (as defined below), among the Company, the Guarantors and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Company has previously issued $900,000,000 in aggregate principal amount of its 9.625% Senior Secured Second Lien Notes due 2032 under the Base Indenture (the “Existing Notes”). The Additional Notes, when issued, will constitute “Additional Notes” (as such term is defined in the Base Indenture). Except as otherwise described in the Disclosure Package (as defined below), the Additional Notes will have substantially identical terms to the Existing Notes and will be treated together with the Existing Notes as a single series of debt securities for all purposes under the Indenture.

The payment of principal of, premium, if any, and interest on the Additional Notes will be fully and unconditionally guaranteed on a senior secured second lien basis, jointly and severally, by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes a guarantee in accordance with the terms of the Indenture (the entities referred to in (i) and (ii) together, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Additional Notes and the Guarantees attached thereto are herein together referred to as the “Securities.” The Additional Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company ( “DTC”).

For purposes of this Purchase Agreement (this “Agreement”), a “Business Day” means any day other than a Saturday or Sunday or other day on which banking institutions in New York City are authorized or required by law to close.

The Additional Notes will be secured on a second-priority basis, subject to Permitted Liens (as defined in the Indenture), by liens on the assets (the “Collateral”) of the Company and the Guarantors that have been pledged as collateral securing (x) that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2021 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), among the Company, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and the other agents and lenders party thereto from time to time, (y) that certain Indenture, dated as of June 3, 2024 (as amended, restated, amended and restated, supplemented or modified from time to time, the “1L Indenture”), by and among the Company, U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “1L Trustee”) and as collateral agent (in such capacity, the “1L Notes Collateral Agent”) and the subsidiary guarantors from time to time party thereto, and (z) the Base Indenture, each as more particularly described in the Disclosure Package and documented by (i) a collateral agreement dated as of the July 18, 2025 (the “Security Agreement”), (ii) with respect to the grants of security interests in U.S. federal registrations and/or applications for trademarks, patents and copyrights, in either the Security Agreement or, respectively, in a trademark security agreement, a patent security agreement and/or a copyright security agreement, each dated as of July 18, 2025 (the “Trademark Security Agreement,” “Patent Security Agreement” and “Copyright Security Agreement,” respectively, and, collectively, the “Intellectual Property Security Agreements”), in each case for clauses (i) and (ii), by and among the Company and/or the applicable Guarantors and the 2L Collateral Agent and (iii) other instruments evidencing or creating a security interest (collectively, with the Intercreditor Agreements referred to below, the “Security Documents”) in favor of the 2L Collateral Agent, for its benefit and the benefit of the Trustee and the holders of the Additional Notes.

The liens on the Collateral securing the Securities will be subject to (i) that certain First Lien Intercreditor Agreement, dated as of June 3, 2024 (as amended, modified, restated, supplemented or replaced prior to the date hereof, the “First Lien Intercreditor Agreement”), by and among the 1L Notes Collateral Agent, Wells Fargo, as administrative agent under the Credit Agreement, the Company and the Guarantors and (ii) that certain First Lien/Second Lien Intercreditor Agreement, dated as of July 18, 2025 (as amended, modified, restated, supplemented or replaced prior to the date hereof, the “First/Second Lien Intercreditor Agreement” and, together with the First Lien Intercreditor Agreement, the “Intercreditor Agreements”), by and among Wells Fargo, as administrative agent under the Credit Agreement, the 1L Notes Collateral Agent, the 2L Collateral Agent, the Company and the Guarantors.

This Agreement, the Securities, the Security Documents and the Indenture are referred to herein as the “Transaction Documents.”

Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that such Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to the Purchasers copies of (i) a preliminary Private Placement Memorandum, dated December 1, 2025 (the “Preliminary Private Placement Memorandum”), (ii) a Private Placement Memorandum, dated the date hereof (the “Final Private Placement Memorandum”), (iii) an Offering Memorandum, dated July 8, 2025 (the “Base Memorandum”) related to the Existing Notes, (iv) the Company’s Quarterly Report (the “Quarterly Report”) for the quarterly period ended September 30, 2025, and (v) the Base Indenture. The Preliminary Private Placement Memorandum, Final Private Placement Memorandum, Base Memorandum, Quarterly Report and Base Indenture are herein referred to as the “Disclosure Package.”

All references herein to the terms “Disclosure Package” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the execution of this Agreement and incorporated by reference in the Disclosure Package.

Each of the Company and the Guarantors hereby confirms, jointly and severally, its agreements with the Purchasers as follows:

Section 1.     Representations and Warranties of the Company. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to the Purchasers that, as of the date hereof and as of the Closing Date:

(a)    No Registration Required. Subject to compliance by the Purchasers with the representations and warranties set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Agreement and the Final Private Placement Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)    No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf, has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

(c)    Eligibility for Resale under Rule 144A. When issued on the Closing Date, the Securities will be eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d)    The Disclosure Package. The Disclosure Package, as of its date, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the Guarantors have not distributed and will not distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Disclosure Package.

(e)    Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Preliminary Private Placement Memorandum and Final Private Placement Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.  Each such Incorporated Document, when taken together with the Disclosure Package, did not as of its date contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)    The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(g)    Authorization of the Additional Notes and the Guarantees. The Additional Notes will on the Closing Date be in substantially the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (collectively the “Enforceability Limitations”). The Guarantees of the Additional Notes on the Closing Date will have been duly authorized by the Guarantors for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Additional Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Additional Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Additional Notes will constitute valid and binding agreements of the Guarantors, enforceable against the respective Guarantors in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Limitations, and will be entitled to the benefits of the Indenture.

(h)    Authorization of the Base Indenture. The Base Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Limitations.

(i)    Authorization of the Supplemental Indenture. The Supplemental Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Limitations.

(j)    Authorization of the Intercreditor Agreement. Each of the Intercreditor Agreements has been duly authorized, executed and delivered by the Company and each Guarantor and constitute valid and binding agreements of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Limitations.

(k)    Security Documents. Each of the Security Documents has been duly authorized, executed and delivered by the Company and/or the applicable Guarantor, as appropriate, and, constitutes a legal and binding agreement of the Company and/or the applicable Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Limitations.

(l)    No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package, subsequent to the date of the Final Private Placement Memorandum: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the financial condition, or in the earnings, business, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”), (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(m)    Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation (and to the extent that such jurisdiction recognizes the legal concept of good standing), as applicable, and has corporate or limited liability company, as applicable, power and authority necessary to enter into and perform its obligations under each of this Agreement, the Securities and the Indenture, as applicable.

(n)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other organizational document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Credit Agreement), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement and the Indenture by the Company and the Guarantors, and the issuance, sale and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby (including the use of the proceeds from the sale of the Securities as described in the Disclosure Package under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their obligations under this Agreement do not and will not (i) result in any violation of the provisions of the charter, bylaws or other organizational document of the Company or any subsidiary, (ii) conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except in the case of (ii) and (iii) above, for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges, consents, violations or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the Guarantors, or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Final Private Placement Memorandum, except (A) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the Trust Indenture Act, applicable securities laws of the several states of the United States or provinces of Canada, (B) such as may be required by the Securities Act and the securities laws of the several states of the United States or provinces of Canada, (C) as shall have been obtained or made at or prior to the Closing Date, (D) such as may otherwise be addressed by Section 1of this Agreement or (E) (i) which would not, individually or in the aggregate, result in a Material Adverse Change, (ii) would not be material in the context of the sale of the Securities and (iii) would not materially adversely affect the consummation of the transactions contemplated by this Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(o)    None of the Company or any Guarantor is an “Investment Company”. None of the Company or any Guarantor is, or immediately after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(p)    No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken and or will take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(q)    Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(r)    No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or any applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any applicable anti-bribery or anti-corruption law; and (iii) made, offered, agreed, requested or taken an act in furtherance of any unlawful briber or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, and the Company, its subsidiaries and, to the knowledge of the Company and the Guarantors, its affiliates have conducted their businesses in compliance with applicable anti-bribery or anti-corruption laws and have instituted and maintain policies and procedures designed to promote and ensure continued compliance with all applicable anti-bribery and anti-corruption laws.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(s)    No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Guarantors, threatened in writing.

(t)    No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, (i) to fund any activities of or business with any person that, at the time of such funding, is the subject of Sanctions, or is in Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic of Ukraine, the so-called Luhansk People’s Republic of Ukraine, any other Covered Region of Ukraine identified pursuant to Executive Order 14065 and non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine or any other country that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that would result in a violation by any person (including any person participating in this offering, whether as a purchaser, investor or otherwise) of Sanctions.

Section 2.     Representations and Warranties of the Purchasers. Each Purchaser, hereby represents, warrants and covenants to the Company that, as of the date hereof and as of the Closing Date:

(a)    Purchasers' Status. The Purchaser is (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and also (ii) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. The Purchaser is acquiring the Securities solely for the Purchaser’s own beneficial account for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Purchaser understands that the offer and sale of the Securities has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Purchaser and the accuracy of the other representations made herein.

(b)    Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Purchaser.

(c)    Incorporation and Good Standing of the Purchaser. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction or organization, and has all requisite power and authority necessary to enter into and perform its obligations under this Agreement.

(d)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The execution, delivery and performance of this Agreement by the Purchaser and compliance by the Purchaser with its obligations under this Agreement do not, and will not, (i) result in any violation of the provisions of the charter, bylaws or other organizational document of the Purchaser, or (ii) result in any violation of any law, administrative regulation or administrative or court decree applicable to the Purchaser.

(e)    No General Solicitation. The Purchaser acknowledges that it has had a sufficient amount of time to consider whether to participate in the Sale and that neither the Company or its affiliates has placed any pressure on the Purchaser to respond to the opportunity to participate in the Sale. The Purchaser acknowledges that it has not became aware of the Sale through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

(f)    Sophistication. The Purchaser is a sophisticated participant in the transactions contemplated by this Agreement and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the Securities. The Purchaser is familiar with the business, financial condition and operations of the Company and its subsidiaries, has conducted its own investigation of the Company and its subsidiaries and the Securities, has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Purchaser has had access to the Company’s filings with the Commission and to such other information concerning the Company and its subsidiaries and the Securities as the Purchaser deems necessary to enable it to make an informed investment decision with respect to the purchase of the Securities.

(g)    Diligence. The Purchaser acknowledges and agrees that it has received, reviewed and had an adequate opportunity to review such financial and other information as it deems necessary in order to make an investment decision with respect to the Securities, including the documents provided to the Purchaser by the Company, and that it has made its own assessment and is satisfied concerning the relevant tax, legal and other economic considerations relating to its investment in the Securities. The Purchaser understands that the offer and sale of the Securities are being made in a transaction not involving a public offering within the meaning of the Securities Act, and have not been registered under the Securities Act or any state securities laws, and acknowledges that, as a result, (i) no registration statement or prospectus has been or will be prepared in conformity with the requirements of the Securities Act and the rules and regulations of the Commission, and (ii) the information made available to the Purchaser may differ from the information that would be required to be included in such registration statement and prospectus, including, without limitation, financial statements information relating to the Company and any pending acquisitions prepared in accordance with Regulation S-K and Regulation S-X under the rules promulgated by the Commission. The Purchaser represents and agrees that it has been offered the opportunity to ask questions to the Company and its representatives, has had the full opportunity to ask such questions, and has received such answers and obtained such information as the Purchaser has deemed necessary and adequate to make an informed investment decision with respect to the Securities. After consulting with its own advisors and having had access to such information as it has deemed necessary to make an informed investment decision, the Purchaser has determined that it is able to evaluate the merits and risks of its investment in the Securities and that no additional information or investigation is required in order for it to make such investment decision.

(h)    No Conflict with Money Laundering Laws. The operations of the Purchaser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Purchaser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Purchaser, threatened in writing.

(i)    No Conflict with Sanctions Laws. Neither the Purchaser nor any of its subsidiaries nor, to the knowledge of the Purchaser, any director, officer, agent, employee or affiliate of the Purchaser or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State or other relevant sanctions authority (collectively, “Sanctions”), nor is the Purchaser or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions.

Section 3.     Purchase, Sale and Delivery of the Securities.

(a)    The Securities. The Company and the Guarantors agree to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company their respective amount of Securities set forth on Schedule A, at a purchase price (the “Purchase Price”) of 102% of the principal amount thereof, plus accrued and unpaid interest from July 18, 2025 to the Closing Date payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b)    The Closing Date. On or prior to 10:00 a.m. New York City time, on December 12, 2025 or such other time and date as Company shall designate by notice to the Purchasers (the time and date of such closing are called the “Closing Date”), the Purchasers shall (i) transfer the Purchase Price by wire in immediately available funds to the account of the Company designated by it pursuant to the instructions on Schedule B and (ii) direct the Purchasers eligible DTC participant through which it wishes to hold a beneficial interest in the Additional Notes to post and accept a one-sided deposit instruction through DTC via DWAC for the Additional Notes (CUSIP/ISIN #: 389375 AN6 / US389375AN64). Upon receipt of the wire of funds from Purchaser, the Company shall effect delivery by causing the deposit instruction to be accepted via DWAC.

Section 4.     Additional Covenants of the Company. Each of the Company and the Guarantors, jointly and severally, further covenants and agree with the Purchasers as follows:

(a)    Blue Sky Compliance. Each of the Company and the Guarantors shall qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the relevant states of the United States.

(b)    No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company or such Affiliate of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Purchasers or (ii) the resale of the Securities to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or otherwise.

(c)    No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf to solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(d)    Legended Securities. Each certificate for a Note will bear the legend contained in “Notice to Investors” in the Final Private Placement Memorandum for the time period and upon the other terms stated in the Final Private Placement Memorandum.

Section 5.     Conditions of the Obligations of the Purchasers. The obligations of the Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a)    Supplemental Indenture. The Company and the Trustee shall have executed and delivered the Supplemental Indenture and the Purchasers shall have received an executed copy thereof.

(b)    Additional Notes. The Additional Notes shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

Section 6.     Conditions of the Obligations of the Company. The obligations of the Company to deliver the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Purchasers set forth in Section 2 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Purchasers of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)    Purchaser Settlement Details. Each Purchaser shall have completed and returned the Purchaser Settlement Details attached hereto as Exhibit A at least one business day prior to the Closing Date.

(b)    Eligibility Representation of the Purchaser. Each Purchaser shall have completed and returned the Eligibility Representation of the Purchaser attached hereto as Exhibit B at least one business day prior to the Closing Date.

Section 7.     Payment of Expenses. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 8.     Public Disclosure. The Company hereby agrees to publicly disclose at or prior to 9:00 a.m., New York City time (the “Release Time”), on the first business day after the execution of this agreement, the transactions contemplated by this Agreement in a press release or through the filing of a Current Report on Form 8-K. The Company hereby acknowledges and agrees that as of the Release Time the Company will disclose all confidential information to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the transactions contemplated hereby or that was otherwise communicated by the Company to the Purchasers in connection herewith.

Section 9.     Survival. The respective agreements, representations, warranties and other statements of the Company and the Guarantors, their respective officers and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers, the Company and any Guarantor, or any of their officers or directors or any controlling person, or the Affiliates of the Purchasers, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 10.     Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Purchasers to the notice information included on the signature pages hereto.

If to the Company or the Guarantors:

Gray Media, Inc.
4370 Peachtree Road, NE
Atlanta, Georgia 30319
Facsimile: (404) 261-9607
Attention: General Counsel

with a copy to:

Jones Day
1221 Peachtree St., N.E., Suite 400
Atlanta, Georgia 30361
Facsimile: (404) 581-8330
Attention: Mark L. Hanson, Esq., Krunal P. Shah, Esq.

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

Section 11.     Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any other purchaser of the Securities from the Purchasers merely by reason of such purchase.

Section 12.     Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13.     Waiver of Jury Trial; Governing Law Provisions. EACH OF THE COMPANY, THE GUARANTORS AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

Section 14.     General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations between the Company, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the transactions contemplated hereby shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

GRAY MEDIA, INC.

By:
Name:
Title:

DYNAMIC CAPTIONING LLC, as Guarantor

By:
Name:
Title:

GRAY LOCAL MEDIA, INC., as Guarantor

By:
Name:
Title:

GRAY TELEVISION LICENSEE, LLC, as Guarantor

By:
Name:
Title:

POWERNATION STUDIOS, LLC, as Guarantor

By:
Name:
Title:

RAYCOM SPORTS NETWORK, LLC, as Guarantor

By:
Name:
Title:

[Gray Media – Purchase Agreement]

TUPELO MEDIA GROUP, LLC, as Guarantor

By:
Name:
Title:

[Gray Media – Purchase Agreement]

The foregoing Agreement is hereby confirmed and accepted by the Purchasers as of the date first above written.

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[Gray Media – Purchase Agreement]